UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

PERMIAN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 N. Marienfeld St., Suite 1000

Midland, Texas 79701

(Address of principal executive offices, including zip code)

(432) 695-4222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed in Item 5.07 below, at the 2024 Annual Meeting of Shareholders of Permian Resources Corporation (the “Company”) held on May 22, 2024 (the “Annual Meeting”), the Company’s shareholders approved, among other proposals, certain amendments (collectively, the “Charter Amendments”) to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Fourth Amended and Restated Charter”) to (i) immediately declassify the Company’s board of directors (the “Board”) and to provide for the annual election of directors (the “Declassification Amendment”) and (ii) to reflect the latest Delaware law provisions regarding the exculpation of certain officers (the “Exculpation Amendment”). A detailed description of each proposal related to the Charter Amendments is included in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on April 9, 2024 in connection with the Annual Meeting (the “2024 Proxy Statement”), which description is incorporated herein by reference.

Each Charter Amendment proposal was approved by the requisite vote of the Company’s stockholders specified in Item 5.07 below. The Charter Amendments, together with certain immaterial conforming updates, are reflected in the Company’s Fifth Amended and Restated Certificate of Incorporation (the “Fifth Amended and Restated Charter”). Promptly following the conclusion of the Annual Meeting, the Company filed the Fifth Amended and Restated Charter with the Secretary of State of the State of Delaware, which became effective immediately upon filing.

The descriptions of the Charter Amendments set forth above do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the full text of the Company’s Fifth Amended and Restated Charter, which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, several proposals were submitted to a shareholder vote, including (i) Proposal 1 to amend the Fourth Amended and Restated Charter to immediately declassify the Board, (ii) Proposal 2 to elect eleven directors to the Board, because Proposal 1 was approved, , (iii) Proposal 4 to amend the Fourth Amended and Restated Charter to reflect the latest Delaware law provisions regarding the exculpation of certain officers, (iv) Proposal 5 to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, (v) Proposal 6 to recommend, by a non-binding advisory vote, how frequently the Company should seek an advisory vote to approve the compensation of its named executive officers, and (vi) Proposal 7 to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Proposal 3 (to elect three Class II directors to the Board) was not submitted to the shareholders, given the passage of the Declassification Amendment proposal. The voting results for each proposal were as follows:

Proposal 1. Shareholders approved the Declassification Amendment. As described in the 2024 Proxy Statement, a vote to approve an amendment to the Fourth Amended and Restated Charter requires the affirmative vote of shareholders holding at least a majority of the outstanding voting stock of the Company voting together as a single class. Thus, this proposal passed with the following votes:

For	Against	Abstain	Broker Non-Votes
660,588,159	364,467	233,071	60,323,264

Proposal 2. Because the Company’s proposal to immediately declassify the Board passed, the shareholders voted to elect Robert J. Anderson, Maire A. Baldwin, Frost W. Cochran, Karan E. Eves, Steven D. Gray, William M. Hickey III, Aron Marquez, William J. Quinn, Jeffrey H. Tepper, Robert M. Tichio and James H. Walter, to the Board for terms expiring at the 2025 Annual Meeting of Shareholders with the following votes:

	For	Against	Abstain	Broker Non-Votes
Robert J. Anderson	640,716,278	20,146,700	322,719	60,323,264
Maire A. Baldwin	652,194,251	8,620,761	370,685	60,323,264
Frost W. Cochran	660,037,709	780,721	367,267	60,323,264
Karan E. Eves	653,213,147	7,607,404	365,146	60,323,264
Steven D. Gray	566,997,008	93,809,352	379,337	60,323,264
William M. Hickey III	659,313,778	1,556,876	315,043	60,323,264
Aron Marquez	652,528,782	8,287,918	368,997	60,323,264
William J. Quinn	659,301,961	1,513,798	369,938	60,323,264
Jeffrey H. Tepper	654,529,664	6,271,788	384,245	60,323,264
Robert M. Tichio	654,500,507	6,315,776	369,414	60,323,264
James H. Walter	659,462,198	1,411,688	311,811	60,323,264

Proposal 4. Shareholders approved the Exculpation Amendment. As described in the 2024 Proxy Statement, a vote to approve an amendment to the Fourth Amended and Restated Charter requires the affirmative vote of shareholders holding at least a majority of the outstanding voting stock of the Company voting together as a single class. Thus, this proposal passed with the following votes:

For	Against	Abstain	Broker Non-Votes
627,761,677	32,737,756	686,264	60,323,264

Proposal 5. To approve, by a non-binding advisory vote, the Company’s named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
526,992,530	133,304,807	888,360	60,323,264

Proposal 6. To recommend, by a non-binding advisory vote, the frequency of future advisory votes to approve the Company’s named executive officer compensation:

Every Year	Every Other Year	Every Three Years	Abstain	Broker Non-Votes
646,637,659	1,610,328	12,399,076	538,634	60,323,264

In accordance with the recommendation of the Board and based on the results of the advisory vote reported above, the Company has determined it will hold an advisory vote on the compensation of its named executive officers every year until the next required advisory vote on the frequency of holding such advisory votes on named executive officer compensation or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company’s shareholders.

Proposal 7. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

For	Against	Abstain
715,114,191	5,931,078	463,692

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Fifth Amended and Restated Certificate of Incorporation

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMIAN RESOURCES CORPORATION

By:	/s/ Guy M. Oliphint
Guy M. Oliphint Executive Vice President and Chief Financial Officer

Date:	May 22, 2024